Exhibit 99.2

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Supplemental Operating and Financial Data
for the three and nine months ended September 30, 2017

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Wilkes J. Graham - CFO
Matthew T. Reddy - CAO
Robin A. Hanisch - Secretary
David Kelly - CIO
M. Andrew Franklin - Senior VP of Operations

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	John P. McAuliffe
David Kelly	Jeffrey M. Zwerdling
John W. Sweet

Investor Relations Contact	Transfer Agent and Registrar
Laura Nguyen Director of Investor Relations 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended September 30, 2017 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(4,558)
Net loss per basic and diluted shares	$(0.52)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$3,283
FFO per common share and OP unit	$0.35
Adjusted FFO (AFFO) (in 000s) (1)	$3,998
AFFO per common share and OP unit	$0.43

Assets and Leverage
Investment Properties, net of $28.42 million accumulated depreciation (in 000s)	$383,861
Cash and Cash Equivalents (in 000s)	$5,663
Total Assets (in 000s)	$471,063
Debt to Total Assets	66.40%
Debt to Gross Asset Value	62.13%

Market Capitalization
Common shares outstanding	8,730,859
OP units outstanding	642,299
Total common shares and OP units	9,373,158

	Shares Outstanding at September 30, 2017	Third Quarter stock price range	Stock price as of September 30, 2017
Common Stock	8,730,859	$9.63 - $12.07	$11.55
Series B preferred shares	1,875,848	$20.68 - $23.12	$22.19
Series D preferred shares	2,237,000	$21.60 - $26.50	$22.67

Total debt (in 000s)	$312,777
Common Stock market capitalization (as of September 30, 2017 closing stock price, in 000s)	$100,841

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	4,902,381
Occupancy Rate	92.8%
Leased Rate (2)	93.5%
Annualized Base Rent (in 000s)	$43,270
Total number of leases signed or renewed during the third quarter of 2017	46
Total sq. ft. leases signed or renewed during the third quarter of 2017	235,463

(1)    See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Reflects leases executed through October 4, 2017 that commence subsequent to the end of current period.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Condensed Consolidated Balance Sheets
$ in 000s

	September 30, 2017	December 31, 2016
ASSETS:	(unaudited)
Investment properties, net	$383,861	$388,880
Cash and cash equivalents	5,663	4,863
Restricted cash	9,625	9,652
Rents and other tenant receivables, net	5,108	3,984
Related party receivable	2,322	1,456
Notes receivable	12,000	12,000
Goodwill	5,486	5,486
Assets held for sale	—	366
Above market lease intangible, net	9,521	12,962
Deferred costs and other assets, net	37,477	49,397
Total Assets	$471,063	$489,046
LIABILITIES:
Loans payable, net	$306,962	$305,973
Liabilities associated with assets held for sale	—	1,350
Below market lease intangible, net	10,356	12,680
Accounts payable, accrued expenses and other liabilities	10,307	7,735
Dividends payable	5,478	3,586
Total Liabilities	333,103	331,324
Commitments and contingencies
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 2,237,000 shares issued and outstanding; $55.93 million aggregate liquidation preference)	53,052	52,530
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,848 and 1,871,244 shares issued and outstanding, respectively; $46.90 million and $46.78 million aggregate liquidation preference, respectively)	40,893	40,733
Common Stock ($0.01 par value, 18,750,000 shares authorized, 8,730,859 and 8,503,819 shares issued and outstanding, respectively)	87	85
Additional paid-in capital	226,864	223,939
Accumulated deficit	(191,256)	(170,377)
Total Shareholders’ Equity	77,041	94,833
Noncontrolling interests	7,867	10,359
Total Equity	84,908	105,192
Total Liabilities and Equity	$471,063	$489,046

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Condensed Consolidated Statements of Operations
$ in 000s

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)
TOTAL REVENUES	$15,198	$11,911	$44,239	$32,133
OPERATING EXPENSES:
Property operations	3,726	3,027	11,467	8,499
Non-REIT management and leasing services	618	696	1,525	1,352
Depreciation and amortization	7,746	4,994	20,455	15,306
Provision for credit losses	23	31	443	196
Corporate general & administrative	1,306	1,497	4,855	6,291
Total Operating Expenses	13,419	10,245	38,745	31,644
Operating Income	1,779	1,666	5,494	489
(Loss) gain on disposal of properties	(1)	—	1,021	—
Interest income	364	299	1,080	301
Interest expense	(4,250)	(3,639)	(12,997)	(9,801)
Net Loss from Continuing Operations Before Income Taxes	(2,108)	(1,674)	(5,402)	(9,011)
Income tax expense	(65)	—	(175)	—
Net Loss from Continuing Operations	(2,173)	(1,674)	(5,577)	(9,011)
Discontinued Operations
Income from discontinued operations	—	39	16	115
Gain on disposal of properties	—	1	1,502	689
Net Income from Discontinued Operations	—	40	1,518	804
Net Loss	(2,173)	(1,634)	(4,059)	(8,207)
Less: Net loss attributable to noncontrolling interests	(111)	(122)	(165)	(768)
Net Loss Attributable to Wheeler REIT	(2,062)	(1,512)	(3,894)	(7,439)
Preferred stock dividends	(2,496)	(1,240)	(7,473)	(2,263)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(4,558)	$(2,752)	$(11,367)	$(9,702)

Loss per share from continuing operations (basic and diluted)	$(0.52)	$(0.32)	$(1.48)	$(1.25)
Income per share from discontinued operations	—	—	0.16	0.09
	$(0.52)	$(0.32)	$(1.32)	$(1.16)
Weighted-average number of shares:
Basic and Diluted	8,692,543	8,487,438	8,625,523	8,394,398

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures (1)

FFO and AFFO
$ in 000s

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)
Net Loss	$(2,173)	$(1,634)	$(4,059)	$(8,207)
Depreciation and amortization of real estate assets	7,746	4,994	20,455	15,306
Loss (gain) on disposal of properties	1	—	(1,021)	—
Gain on disposal of properties-discontinued operations	—	(1)	(1,502)	(689)
FFO	5,574	3,359	13,873	6,410
Preferred stock dividends	(2,496)	(1,240)	(7,473)	(2,263)
Preferred stock accretion adjustments	205	78	605	255
FFO available to common shareholders and common unitholders	3,283	2,197	7,005	4,402
Acquisition costs	233	118	832	914
Capital related costs	82	61	468	311
Other non-recurring and non-cash expenses (2)	47	47	177	506
Share-based compensation	134	171	735	582
Straight-line rent	(162)	(81)	(566)	(223)
Loan cost amortization	682	629	2,509	1,464
Accrued interest income	(121)	(294)	(359)	(294)
Above (below) market lease amortization	65	(3)	448	69
Recurring capital expenditures and tenant improvement reserves	(245)	(188)	(696)	(514)
AFFO	$3,998	$2,657	$10,553	$7,217

Weighted Average Common Shares	8,692,543	8,487,438	8,625,523	8,394,398
Weighted Average Common Units	679,820	718,989	723,269	670,993
Total Common Shares and Units	9,372,363	9,206,427	9,348,792	9,065,391
FFO per Common Share and Common Units	$0.35	$0.24	$0.75	$0.49
AFFO per Common Share and Common Units	$0.43	$0.29	$1.13	$0.80

(1)	See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended September 30, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)
Property Net Operating Income
$ in 000s

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)
Property Revenues	$14,449	$10,989	$42,220	$30,507
Property Expenses	3,726	3,027	11,467	8,499
Property Net Operating Income	10,723	7,962	30,753	22,008
Asset Management and Commission Revenue	594	753	1,565	1,457
Development income	155	169	454	169
Other Income	749	922	2,019	1,626
Non-REIT management and leasing services	618	696	1,525	1,352
Depreciation and amortization	7,746	4,994	20,455	15,306
Provision for credit losses	23	31	443	196
Corporate general & administrative	1,306	1,497	4,855	6,291
Total Other Operating Expenses	9,693	7,218	27,278	23,145
(Loss) gain on disposal of properties	(1)	—	1,021	—
Interest income	364	299	1,080	301
Interest expense	(4,250)	(3,639)	(12,997)	(9,801)
Net Loss from Continuing Operations Before Income Taxes	(2,108)	(1,674)	(5,402)	(9,011)
Income tax expense	(65)	—	(175)	—
Net Loss from Continuing Operations	(2,173)	(1,674)	(5,577)	(9,011)
Discontinued Operations
Income from operations	—	39	16	115
Gain on disposal of properties	—	1	1,502	689
Net Income from Discontinued Operations	—	40	1,518	804
Net Loss	$(2,173)	$(1,634)	$(4,059)	$(8,207)

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)
EBITDA
$ in 000s

		Three Months Ended September 30,		Nine Months Ended September 30,
		2017	2016	2017	2016
		(unaudited)
Net Loss		$(2,173)	$(1,634)	$(4,059)	$(8,207)
Add back:	Depreciation and amortization (1)	7,811	4,991	20,903	15,375
	Interest Expense (2)	4,250	3,653	13,006	9,857
	Income taxes	65	—	175	—
EBITDA		9,953	7,010	30,025	17,025
Adjustments for items affecting comparability:
	Acquisition costs	233	118	832	914
	Capital related costs	82	61	468	311
	Other non-recurring expenses (3)	47	47	177	506
	Loss (gain) on disposal of properties	1	—	(1,021)	—
	Gain on disposal of properties-discontinued operations	—	(1)	(1,502)	(689)
Adjusted EBITDA		$10,316	$7,235	$28,979	$18,067

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization and amounts associated with assets held for sale.

(3)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended September 30, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of September 30, 2017

Loans Payable:	$312.78 million

Weighted Average Interest Rate:	4.51%

Total Debt to Total Assets:	66.40%

Property/Description	Monthly Payment	Interest Rate	Maturity	September 30, 2017	December 31, 2016
				(unaudited, $ in 000s)	($ in 000s)
Bank Line of Credit	Interest only	4.25%	December 2017	$3,000	$3,000
Columbia Fire Station	Interest only	8.00%	December 2017	259	487
Monarch Bank Building	$9,473	4.15%	December 2017	1,276	1,320
KeyBank Line of Credit	Interest only	Libor + 250 basis points	December 2017	18,032	—
Shoppes at Eagle Harbor	$25,100	4.34%	March 2018	3,380	3,492
Revere Loan	Interest only	8.00%	April 2018	6,808	7,450
KeyBank Line of Credit	Interest only	Libor + 250 basis points	May 2018	50,000	74,077
Lumber River	Interest only	Libor + 295 basis points	June 2018	1,500	1,500
Senior convertible notes	Interest only	9.00%	December 2018	1,369	1,400
Harbor Point	$11,024	5.85%	December 2018	578	649
Perimeter Square	Interest only	5.50%	December 2018	5,236	4,500
Riversedge North	$8,802	6.00%	January 2019	876	914
DF I-Moyock	$10,665	5.00%	July 2019	224	309
Rivergate	Interest only	Libor + 295 basis points	December 2019	22,689	24,213
LaGrange Marketplace	$15,065	Libor + 375 basis points	March 2020	2,331	2,369
Folly Road	Interest only	4.00%	March 2020	6,181	—
Columbia Fire Station construction loan	Interest only	4.00%	May 2020	1,850	—
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,773	5,908
Walnut Hill Plaza	Interest only	5.50%	September 2022	3,903	3,440
Twin City Commons	$17,827	4.86%	January 2023	3,126	3,170
Tampa Festival	$50,797	5.56%	September 2023	8,403	8,502
Forrest Gallery	$50,973	5.40%	September 2023	8,704	8,802
South Carolina Food Lions Note	$68,320	5.25%	January 2024	12,096	12,224
Cypress Shopping Center	$34,360	4.70%	July 2024	6,510	6,585
Port Crossing	$34,788	4.84%	August 2024	6,291	6,370
Freeway Junction	$41,798	4.60%	September 2024	8,026	8,119
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,570	3,617
Graystone Crossing	$20,386	4.55%	October 2024	3,944	3,990
Bryan Station	$23,489	4.52%	November 2024	4,566	4,619
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	9,800
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
Chesapeake Square	$23,857	4.70%	August 2026	4,519	4,578
Sangaree/Tri-County/Berkley	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,516	8,516
Total Principal Balance				312,777	315,048
Unamortized debt issuance cost				(5,815)	(7,725)
Total Loans Payable (1)				$306,962	$307,323
(1) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of September 30, 2017 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
For the remaining three months ended December 31, 2017	$23,013	7.36%
December 31, 2018	71,099	22.73%
December 31, 2019	24,785	7.92%
December 31, 2020	17,016	5.44%
December 31, 2021	1,907	0.61%
December 31, 2022	5,534	1.77%
Thereafter	169,423	54.17%
Total principal repayments and maturities	$312,777	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Portfolio Summary as of September 30, 2017 (unaudited)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	99.2%	98.4%	145,391	$1,078,837	$7.42
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	29	74,038	90.8%	90.8%	67,236	1,034,642	15.39
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	414,027	11.85
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	11	47,945	94.2%	94.2%	45,140	363,504	8.05
Brook Run Shopping Center	Richmond, VA	19	147,738	92.1%	92.1%	136,102	1,521,899	11.18
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	99.8%	99.8%	54,277	579,183	10.67
Butler Square	Mauldin, SC	16	82,400	98.2%	98.2%	80,950	801,698	9.90
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	447,350	9.52
Chesapeake Square	Onley, VA	14	99,848	90.4%	90.4%	90,214	718,112	7.96
Clover Plaza	Clover, SC	9	45,575	100.0%	100.0%	45,575	353,394	7.75
Columbia Fire Station (6)	Columbia, SC	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	14	170,475	99.4%	99.4%	169,425	993,388	5.86
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920,322	8.59
Cypress Shopping Center	Boiling Springs, SC	17	80,435	98.3%	98.3%	79,035	872,606	11.04
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	208,008	8.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	318,500	8.28
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	6	47,794	100.0%	100.0%	47,794	720,863	15.08
Forrest Gallery	Tullahoma, TN	28	214,451	95.3%	92.9%	199,163	1,334,968	6.70
Fort Howard Shopping Center	Rincon, GA	18	113,652	93.6%	93.6%	106,320	871,960	8.20
Franklin Village	Kittanning, PA	29	151,673	100.0%	100.0%	151,673	1,206,769	7.96
Franklinton Square	Franklinton, NC	14	65,366	93.0%	93.0%	60,800	556,594	9.15
Freeway Junction	Stockbridge, GA	15	156,834	96.9%	94.6%	148,424	1,076,521	7.25
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	100.0%	100.0%	21,997	535,594	24.35
Grove Park	Orangeburg, SC	15	106,557	92.6%	92.6%	98,615	684,524	6.94
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	9	60,048	100.0%	100.0%	60,048	401,440	6.69
Jenks Plaza	Jenks, OK	5	7,800	83.5%	83.5%	6,514	130,572	20.04
Laburnum Square	Richmond, VA	21	109,405	100.0%	97.1%	106,251	933,236	8.78
Ladson Crossing	Ladson, SC	14	52,607	95.4%	95.4%	50,207	734,724	14.63
LaGrange Marketplace	LaGrange, GA	15	76,594	100.0%	100.0%	76,594	433,323	5.66
Lake Greenwood Crossing	Greenwood, SC	6	47,546	87.4%	87.4%	41,546	409,417	9.85
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	352,185	8.98
Laskin Road (4)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Litchfield Market Village	Pawleys Island, SC	17	86,740	83.8%	83.8%	72,663	1,070,033	14.73
Lumber River Village	Lumberton, NC	11	66,781	100.0%	100.0%	66,781	514,956	7.71
Monarch Bank	Virginia Beach, VA	1	3,620	100.0%	100.0%	3,620	265,796	73.42
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	585,453	10.45
New Market Crossing	Mt. Airy, NC	12	116,976	94.8%	94.8%	110,868	960,587	8.66
Parkway Plaza	Brunswick, GA	4	52,365	81.7%	81.7%	42,785	487,592	11.40
Perimeter Square	Tulsa, OK	8	58,277	85.2%	51.8%	30,162	373,314	12.38
Pierpont Centre	Morgantown, WV	18	122,259	90.9%	90.9%	111,162	1,323,816	11.91
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	805,014	12.58
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	681,233	7.59
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	30	201,680	96.6%	96.6%	194,819	2,722,461	13.97
Sangaree Plaza	Summerville, SC	8	66,948	87.4%	87.4%	58,498	538,060	9.20

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Portfolio Summary as of September 30, 2017 (unaudited), (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	11	56,380	32.8%	32.8%	18,480	$364,000	$19.70
Shoppes at TJ Maxx	Richmond, VA	18	93,624	100.0%	100.0%	93,624	1,137,393	12.15
South Lake	Lexington, SC	10	44,318	100.0%	100.0%	44,318	276,546	6.24
South Park	Mullins, SC	2	60,734	71.2%	71.2%	43,218	491,245	11.37
South Square	Lancaster, SC	5	44,350	89.9%	89.9%	39,850	321,742	8.07
St. George Plaza	St. George, SC	3	59,279	62.0%	62.0%	36,768	273,186	7.43
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	307,693	12.16
Sunshine Plaza	Lehigh Acres, FL	19	111,189	91.1%	91.1%	101,343	905,519	8.94
Surrey Plaza	Hawkinsville, GA	5	42,680	100.0%	100.0%	42,680	285,495	6.69
Tampa Festival	Tampa, FL	19	137,987	97.0%	97.0%	133,787	1,220,205	9.12
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	100.0%	100.0%	23,303	466,662	20.03
Tri-County Plaza	Royston, GA	6	67,577	89.2%	89.2%	60,277	431,969	7.17
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	454,315	9.53
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,253,556	7.87
Walnut Hill Plaza	Petersburg, VA	8	87,239	65.0%	65.0%	56,737	446,519	7.87
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	480,736	9.66
Westland Square	West Columbia, SC	9	62,735	77.1%	77.1%	48,380	431,952	8.93
Winslow Plaza	Sicklerville, NJ	14	40,695	87.0%	87.0%	35,400	538,368	15.21
Total Portfolio		706	4,902,381	93.5%	92.8%	4,549,458	$43,270,294	$9.51
(1) Reflects leases executed through October 4, 2017 that commence subsequent to the end of the current period.
(2) Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.
(3) We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of Jon Wheeler. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.
(4) This information is not available because the property is undeveloped.
(5) This property is our corporate headquarters that we 100% occupy.
(6) This information is not available because the property is a redevelopment property.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of September 30, 2017 (unaudited)

Total Tenants : 706

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Square Footage Percent Occupied	Base Rent Per Occupied Square Foot
1. Bi-Lo (1)	$4,829	11.16%	516,173	10.53%	$9.36
2. Food Lion	2,691	6.22%	325,576	6.64%	8.27
3. Kroger (2)	1,309	3.03%	186,064	3.80%	7.04
4. Winn Dixie (1)	997	2.30%	133,575	2.72%	7.46
5. Piggly Wiggly	978	2.26%	136,343	2.78%	7.17
6. Hobby Lobby	675	1.56%	114,298	2.33%	5.91
7. Harris Teeter (2)	578	1.34%	39,946	0.81%	14.47
8. Lowes Foods	571	1.32%	54,838	1.12%	10.41
9. Family Dollar	546	1.26%	75,291	1.54%	7.25
10. Goodwill	538	1.24%	71,620	1.46%	7.51
	$13,712	31.69%	1,653,724	33.73%	$8.29
(1) These tenants are both owned by Southeastern Grocers.
(2) These tenants are both owned by The Kroger Company.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of September 30, 2017 (unaudited)

Total Leasable Area:	4,902,381 square feet

Total Square Footage Occupied:	4,549,458 square feet

Occupancy Rate:	92.8%
Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Occupied Square Footage	% of Total Expiring Occupied Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	352,923	7.20%		$—	—%	$—
For the remaining three months ended December 31, 2017	29	92,307	1.88%	2.03%	891	2.06%	9.65
December 31, 2018	115	465,499	9.50%	10.23%	4,555	10.53%	9.79
December 31, 2019	144	731,530	14.92%	16.08%	7,260	16.78%	9.92
December 31, 2020	138	907,072	18.50%	19.94%	8,456	19.54%	9.32
December 31, 2021	80	560,878	11.44%	12.33%	5,137	11.87%	9.16
December 31, 2022	92	406,230	8.29%	8.93%	4,435	10.25%	10.92
December 31, 2023	31	431,268	8.80%	9.48%	3,477	8.04%	8.06
December 31, 2024	18	113,484	2.31%	2.49%	1,104	2.55%	9.73
December 31, 2025	16	238,534	4.87%	5.24%	2,290	5.29%	9.60
December 31, 2026	20	278,223	5.68%	6.12%	2,418	5.59%	8.69
Thereafter	23	324,433	6.61%	7.13%	3,247	7.50%	10.01
Total	706	4,902,381	100.00%	100.00%	$43,270	100.00%	$9.51

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of September 30, 2017 (unaudited), (continued)

Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Three and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	37,900	$—	—	$—	—	—	$—	—	$—
2017	1	20,976	150	9.70%	7.15	—	—	—	—%	—
2018	2	80,478	574	37.10%	7.13	4	122,499	991	5.29%	8.09
2019	—	—	—	—%	—	9	364,544	2,700	14.40%	7.41
2020	1	58,473	380	24.56%	6.50	12	494,957	3,420	18.24%	6.91
2021	2	43,427	88	5.69%	2.03	9	290,314	2,214	11.81%	7.63
2022	—	—	—	—%	—	4	148,663	1,277	6.81%	8.59
2023	2	42,061	355	22.95%	8.44	11	340,096	2,460	13.12%	7.23
2024	—	—	—	—%	—	1	47,922	288	1.54%	6.00
2025	—	—	—	—%	—	5	192,224	1,661	8.86%	8.64
2026	—	—	—	—%	—	6	221,755	1,591	8.49%	7.18
2027+	—		—	—%	—	7	262,401	2,148	11.44%	8.19
Total	8	283,315	$1,547	100.00%	$6.30	68	2,485,375	$18,750	100.00%	$7.54
(1) Anchors defined as leases occupying 20,000 square feet or more.
Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Three and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	315,023	$—	—	$—	—	—	$—	—	$—
2017	21	43,306	252	2.62%	5.81	7	28,025	489	3.66%	17.45
2018	72	146,487	1,784	18.57%	12.18	37	116,035	1,206	9.02%	10.39
2019	76	162,401	2,073	21.58%	12.76	59	204,585	2,487	18.60%	12.16
2020	78	201,180	2,531	26.35%	12.58	47	152,462	2,125	15.90%	13.94
2021	33	95,580	1,145	11.92%	11.99	36	131,557	1,690	12.64%	12.84
2022	31	54,314	848	8.83%	15.60	57	203,253	2,310	17.28%	11.37
2023	3	4,700	56	0.58%	11.93	15	44,411	606	4.53%	13.64
2024	10	19,438	284	2.96%	14.67	7	46,124	532	3.98%	11.53
2025	6	17,116	242	2.52%	14.16	5	29,194	387	2.89%	13.26
2026	6	14,681	260	2.71%	17.70	8	41,787	567	4.24%	13.57
2027+	2	5,540	130	1.36%	23.12	14	56,492	969	7.26%	17.17
Total	338	1,079,766	$9,605	100.00%	$12.56	292	1,053,925	$13,368	100.00%	$12.68

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of September 30, 2017 (unaudited), (continued)

Leasing Renewals, New Leases and Expirations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Renewals:
Leases renewed with rate increase (sq feet)	118,074	31,527	235,337	96,715
Leases renewed with rate decrease (sq feet)	1,007	—	53,669	—
Leases renewed with no rate change (sq feet)	86,018	9,847	203,957	53,476
Total leases renewed (sq feet)	205,099	41,374	492,963	150,191

Leases renewed with rate increase (count)	25	11	60	31
Leases renewed with rate decrease (count)	1	—	6	—
Leases renewed with no rate change (count)	8	4	24	10
Total leases renewed (count)	34	15	90	41

Option exercised (count)	22	4	44	15

Weighted average on rate increases (per sq foot)	$0.90	$1.21	$0.81	$0.99
Weighted average on rate decreases (per sq foot)	$(3.97)	$—	$(1.07)	$—
Weighted average rate (per sq foot)	$0.50	$0.92	$0.27	$0.64
Weighted average change over prior rates	5.78%	7.48%	3.13%	5.58%

New Leases:
New leases (sq feet)	30,364	46,745	118,435	91,414
New leases (count)	12	19	44	38
Weighted average rate (per sq foot)	$10.98	$10.01	$12.92	$14.15

GLA Expiring during the next three months	1.88%	2.10%	1.88%	2.10%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Leasing Summary as of September 30, 2017 (unaudited), (continued)

Capital Expenditures Schedule
$ in 000s

Reserves	Three Months Ended September 30,	Nine Months Ended September 30,
Quarterly capital expenditure reserve (1)	$246	$736
Amounts included in operating expenditures	—	(39)
Net Reserves	$246	$697
(1) Capital expenditure reserve estimated at $0.05 per square foot ($0.20 on an annualized basis).

Actual	Capital Expenditures	Tenant Improvements	Total
Three months ended September 30, 2017	$64	$666	$730
Funded by lender reserves	(54)	(310)	(364)
Net Actuals	$10	$356	$366

Actual	Capital Expenditures	Tenant Improvements	Total
Nine months ended September 30, 2017	$970	$1,440	$2,410
Funded by lender reserves	(641)	(848)	(1,489)
Net Actuals	$329	$592	$921

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	20